UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2022

Sio Gene Therapies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37418	85-3863315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 West 42nd Street 26th Floor New York, New York 10036 (Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): +1 877 746 4891
N/A

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SIOX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02    Termination of a Material Definitive Agreement.

On April 27, 2022, Sio Gene Therapies Inc. provided notice to the University of Massachusetts Medical School, or UMMS, to terminate the license agreement, dated December 7, 2018, to develop and commercialize gene therapy product candidates, including AXO-AAV-GM1 and AXO-AAV-GM2, for the treatment of GM1 gangliosidosis and GM2 gangliosidosis, respectively, or the UMMS License Agreement. Under the terms of the license agreement, the termination will become effective on the 90th calendar day following the termination notice, or earlier if agreed by the parties. As a result of this termination, we will no longer have worldwide, royalty-bearing, sub-licensable license under certain patent applications and any patents issuing therefrom, biological materials and know-how controlled by UMMS to develop and commercialize gene therapy product candidates, including AXO-AAV-GM1 and AXO-AAV-GM2. The circumstances surrounding our decision to terminate are described further in Item 2.05 to this report, which description is incorporated by reference herein.

A summary of the material terms of the UMMS License Agreement was included in our Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2021 filed with the Securities and Exchange Commission on February 11, 2022, which summary is qualified in its entirety by reference to the full text of the UMMS License Agreement, filed as Exhibit 10.1 to our Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2018 filed with the Securities and Exchange Commission on February 7, 2019.

Item 2.02    Results of Operations and Financial Condition.

On April 27, 2022, we issued a press release announcing, among other things, our estimated cash and cash equivalents of approximately $64 million as of March 31, 2022. The estimate is based on currently available information and does not present all necessary information for a complete understanding of our financial condition as of March 31, 2022 or our results of operations for the fiscal year ended March 31, 2022.

A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The disclosures set forth in this Item 2.02 and Exhibit 99.1 to this report are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information contained in this Item 2.02 and Exhibit 99.1 to this report shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.05    Costs Associated with Exit or Disposal Activities.

On April 27, 2022, we announced the strategic decision, approved by our board of directors, to stop the clinical development of AXO-AAV-GM1 and AXO-AAV-GM2, terminate the associated UMMS License Agreement and conduct wind-down activities, and explore and review a range of strategic alternatives focused on maximizing stockholder value from our existing cash and cash equivalents, including a potential sale, merger, business combination or similar transaction. In connection with these actions, we will implement a significant headcount reduction through June 30, 2022. Following a thorough assessment with our board of directors and our advisors, we have determined that it is not in the best interest of our stockholders to continue to develop and seek financing for AXO-AAV-GM1 and AXO-AAV-GM2 or other clinical programs in light of, among other things, the current public financing environment.

As part of these strategic decisions, we expect to incur aggregate costs estimated to range from approximately $0.9 million to $1.5 million relating to the reduction in headcount, all to be incurred during the fiscal quarter ending June 30, 2022. The estimate of costs that we expect to incur and the timing thereof are subject to a number of assumptions, and actual results may differ. We may also incur other charges or cash expenditures not currently contemplated due to events that may occur as a result of, or associated with, the decision to terminate the UMMS License Agreement and wind down those clinical programs.

Item 7.01    Regulation FD Disclosure.

On April 27, 2022, we issued a press release announcing, among other things, the termination of the UMMS License Agreement, updates to our operating plan and headcount reductions and our plans to explore and review a range of strategic alternatives.

A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The disclosures set forth in this Item 7.01 and Exhibit 99.1 to this report are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information contained in this Item 7.01 and Exhibit 99.1 to this report shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward Looking Statements

This report contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. The use of words such as “believe”, “would”, “plan”, “explore”, “expect”, “intend”, “estimate”, “may” and other similar expressions are intended to identify forward-looking statements. For example, all statements we make regarding potential strategic alternatives focused on maximizing stockholder value and related review process, costs associated with our planned operating activities, headcount reductions and capital conservation plans, expectations regarding ability to obtain financing, and expectations regarding licensing and commercial agreements including planned activities, timing, and costs associated with wind-downs of clinical programs (including the license and manufacturing arrangements for GM1 and GM2) are forward-looking. All forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. Such risks and uncertainties include, among others, the impact of the COVID-19 pandemic on our operations; the actual funds required for planned operating activities, including wind-down activities for clinical programs and exploration of strategic alternatives; costs and risks related to headcount reductions and capital conservation plans; the ability to explore and execute upon strategic alternatives; the ability to efficiently wind down clinical programs and conduct required activities during wind down processes; the outcome of interactions with regulatory agencies.

These statements are also subject to a number of material risks and uncertainties that are described in our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on February 11, 2022, as updated by its subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Document

99.1	Press Release of Sio Gene Therapies Inc., dated April 27, 2022, “Sio Gene Therapies Provides Corporate Update”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIO GENE THERAPIES INC.

Dated:	April 27, 2022
		By:	/s/ David Nassif
		Name:	David Nassif
		Title:	Interim Chief Executive Officer; Chief Financial Officer and General Counsel